© Freddie Mac Second Quarter 2021 Financial Results Supplement July 29, 2021 Exhibit 99.2

© Freddie Mac 2 Financial Highlights $4.1 $5.1 $5.0 $5.3 $5.9 $1.8 $2.5 $2.9 $2.8 $3.7 $1.9 $2.4 $2.5 $2.4 $3.6 Net revenues Net income Comprehensive income 2Q20 3Q20 4Q20 1Q21 2Q21 Net revenues, net income, and comprehensive income $ Billions ▪ Net income of $3.7 billion and comprehensive income of $3.6 billion for the second quarter of 2021, an increase of 107% and 86% year-over-year, respectively, driven by higher net revenues and a credit reserve release ▪ Net revenues increased 41% year-over-year to $5.9 billion, primarily driven by mortgage portfolio growth, higher average guarantee fee rates, and higher deferred fee income recognition

Total Portfolio Balances

Mortgage portfolio[1]

$ Billions



23% YoY increase
$2,415
$354
$2,061
$2,545
$366
$2,179
$2,714
$388
$2,326
$2,852
$394
$2,458
$2,962
$398
$2,564
06/30/20
09/30/20
12/31/20
03/31/21
06/30/21
Single-Family mortgage portfolio
Multifamily mortgage portfolio

Portfolio balance highlights

- Total mortgage portfolio:
  - Single-Family - grew $503 billion, or 24%, year-over-year
  - Multifamily - grew $44 billion, or 12%, year-over-year
- Total investments portfolio:
  - Mortgage-related investments portfolio - decreased $81 billion, or 42%, year-over-year
  - Other investments portfolio - increased $16 billion, or 10%, year-over-year

Investments portfolio

$ Billions



19% YoY decrease
$349
$155
$194
$345
$147
$198
$345
$163
$182
$339
$165
$174
$284
$171
$113
06/30/20
09/30/20
12/31/20
03/31/21
06/30/21
Mortgage-related investments portfolio 2,3*
Other investments portfolio 4

Total debt outstanding[5*]

$ Billions



2.5
3.4
3.6
3.5
3.5
$289
25%
30%
45%
$287
8%
41%
51%
$287
4%
43%
52%
$263
5%
43%
52%
$231
5%
39%
56%
06/30/20
09/30/20
12/31/20
03/31/21
06/30/21
Non-callable debt
Discount Notes and other
Callable debt
Weighted average maturity in years

Totals may not add due to rounding.
*See Endnotes 2, 3, and 5 regarding limitations on our mortgage-related investments portfolio and total debt outstanding.

© Freddie Mac
3

© Freddie Mac 4 Multifamily7Single-Family6 Percentage of Loans in Forbearance 0.02% 1.26% 1.28% Forbearance Period Repayment Period Total 0.26% 0.09% 0.08% 0.26% 0.98% 1.67% Current One Month Two Months Three Months to Six Months Greater Than Six Months Total Percentage of loans in the single-family mortgage portfolio that were in forbearance by payment status as of June 30, 2021 (based on loan count). Percentage of loans in the multifamily mortgage portfolio currently under a forbearance program as of June 30, 2021 (based on UPB). Past Due

© Freddie Mac 5 Conservatorship Matters Due to changes to the terms of the senior preferred stock pursuant to the January 2021 Letter Agreement, Freddie Mac will not be required to pay a dividend to Treasury until it has built sufficient capital to meet the capital requirements and buffers set forth in the Enterprise Regulatory Capital Framework (ERCF). Draws and dividend payments $ Billions $22.4 $91.4 $140.2 Net worth Senior preferred stock liquidation preference Remaining Treasury funding commitment As of June 30, 2021 $71.6 $119.7 Cumulative draws from Treasury Cumulative dividend payments to Treasury As of June 30, 2021 Net worth, liquidation preference8, and Treasury funding commitment $ Billions

© Freddie Mac 6 (4,333,000) 1,342,000 213,000 518,000 567,000 11.1% 7.8% 6.7% 6.0% 5.9% Average monthly net new jobs (non-farm) National unemployment rate (as of the last month in each quarter) 2Q20 3Q20 4Q20 1Q21 2Q21 Key Economic Indicators National home prices increased by an average of 19.0% over the past year Quarterly ending interest rates 3.13% 2.90% 2.67% 3.17% 3.02% 0.64% 0.71% 0.93% 1.82% 1.44% 30-year mortgage rate, based on Primary Mortgage Market Survey (PMMS) 10-year LIBOR 06/30/20 09/30/20 12/31/20 03/31/21 06/30/21 168 243 United States (Not Seasonally Adjusted) 2006 2009 2012 2015 2018 2021 Freddie Mac House Price Index (December 2000 = 100) National home prices since 2006 Unemployment rate and job creation

© Freddie Mac 7 1.47% 1.08% 1.01% 0.73% 0.73% 1.66% 0.50% 0.38% 0.27% 0.21% 2.48% 3.04% 2.64% 2.34% 1.86% One month past due Two months past due Seriously delinquent 2Q20 3Q20 4Q20 1Q21 2Q21 $2,061 $2,179 $2,326 $2,458 $2,564 2Q20 3Q20 4Q20 1Q21 2Q21 $232 $337 $383 $362 $288 $60 $101 $109 $89 $98 $172 $236 $274 $273 $190 48 46 47 50 49 Home purchase UPB Refinance UPB 2Q20 3Q20 4Q20 1Q21 2Q21 Single-Family Financial Highlights and Key Metrics $772 $1,282 $1,747 $1,738 $2,855 $875 $1,272 $1,373 $1,410 $2,781 Net income Comprehensive income 2Q20 3Q20 4Q20 1Q21 2Q21 Net income and comprehensive income $ Millions Totals may not add due to rounding. Guarantee fees charged on new acquisitions (bps)9 24% YoY increase Mortgage portfolio $ Billions Delinquency rates6 New business activity $ Billions

© Freddie Mac 8 72% 71% 70% 69% 71% 2Q20 3Q20 4Q20 1Q21 2Q21 26% 30% 28% 25% 34% 18% 16% 18% 20% 23% 56% 54% 54% 55% 43% Home purchase Cash-out refinance Other refinance 2Q20 3Q20 4Q20 1Q21 2Q21 758 761 761 759 754 2Q20 3Q20 4Q20 1Q21 2Q21 10% 10% 10% 10% 11% 2Q20 3Q20 4Q20 1Q21 2Q21 New business activity with debt-to-income ratio > 45% Weighted average original loan-to-value ratio (OLTV) Weighted average original credit score Single-Family Loan Purchase Credit Characteristics2 Loan purpose

© Freddie Mac 9 UPB covered by new CRT issuance $ Billions $1 $168 $167 $245 $174 2Q20 3Q20 4Q20 1Q21 2Q21 Mortgage portfolio with credit enhancement UPB in $ Billions $1,069 $1,108 $1,152 $1,230 $1,255 52% 51% 50% 50% 49% UPB Percentage 06/30/20 09/30/20 12/31/20 03/31/21 06/30/21 Single-Family Credit Risk Transfer

© Freddie Mac 10 Acquisitions of units by area median income (AMI) (% of eligible units acquired) 34% 39% 33% 43% 43% 37% 31% 38% 34% 34% 24% 26% 25% 20% 20% 5% 4% 4% 3% 3% ≤60% >60% to ≤80% >80% to ≤120% >120% 2Q20 3Q20 4Q20 1Q21 2Q21 69% 66% 70% 69% 68% 2Q20 3Q20 4Q20 1Q21 2Q21 1.36 1.42 1.38 1.38 1.38 2Q20 3Q20 4Q20 1Q21 2Q21 Weighted average OLTV ratio for new business activity Multifamily Financial Highlights and Key Metrics Weighted average original debt service coverage ratio (ODSCR) for new business activity Net income and comprehensive income $ Millions $1,005 $1,181 $1,166 $1,029 $824 $1,063 $1,177 $1,149 $968 $830 Net income Comprehensive income 2Q20 3Q20 4Q20 1Q21 2Q21 (89%)

© Freddie Mac 11 Guarantee activities $ Billions $12 $21 $26 $21 $18 2Q20 3Q20 4Q20 1Q21 2Q21 $20 $18 $35 $14 $13 2Q20 3Q20 4Q20 1Q21 2Q21 Multifamily Key Metrics, continued New business activity2 $ Billions New business activity includes LIHTC new business activity.

© Freddie Mac 12 0.10% 0.15%0.25% 1.56% 1.28% 0.08% Freddie Mac (60+ day) FDIC insured institutions (90+ day) MF CMBS market (60+ day) ACLI investment bulletin (60+ day) 2Q20 3Q20 4Q20 1Q21 2Q21 $354 $366 $388 $394 $398 2Q20 3Q20 4Q20 1Q21 2Q21 Multifamily market and Freddie Mac delinquency rates7 Mortgage portfolio unit count In Thousands Mortgage portfolio loan count In Thousands Mortgage portfolio $ Billions 28 28 29 30 30 2Q20 3Q20 4Q20 1Q21 2Q21 Multifamily Mortgage Portfolio Metrics 12% YOY increase 4,371 4,450 4,598 4,613 4,627 2Q20 3Q20 4Q20 1Q21 2Q21

© Freddie Mac 13 81 94 52 38 27 — 94 74 50 55 7 6 7 6 6 Forbearance agreements Payment deferrals Other 2Q20 3Q20 4Q20 1Q21 2Q21 Number of families Freddie Mac helped to own or rent a home10 In Thousands Housing Market Support 1,028 1,338 1,598 1,365 1,160 609 813 936 940 708 218 340 356 291 315 201 185 306 134 137 Single-Family refinance borrowers Single-Family purchase borrowers Multifamily rental units 2Q20 3Q20 4Q20 1Q21 2Q21 Other includes repayment plans, loan modifications, and foreclosure alternatives. Number of Single-Family loan workouts11 In Thousands 12 12 Totals may not add due to rounding. 12

© Freddie Mac 14 Endnotes 1 Based on unpaid principal balances (UPB) of securitized mortgage loans, unsecuritized mortgage loans, and other, which primarily consists of mortgage-related guarantees. 2 The company’s Purchase Agreement with Treasury limits the amount of mortgage assets the company can own and indebtedness it can incur. It also further restricts certain aspects of the company's Single-Family and Multifamily new business activities. See the company’s Annual Report on Form 10-K for the year ended December 31, 2020 for more information. 3 Based on unpaid principal balances (UPB) of unsecuritized mortgage loans, agency mortgage-related securities, and non-agency mortgage-related securities. Excludes mortgage- related securities traded, but not yet settled. The amount of mortgage assets that the company may own in its mortgage-related investments portfolio is currently capped by FHFA at $225 billion and under the Purchase Agreement at $250 billion (the Purchase Agreement cap will be lowered to $225 billion at the end of 2022). The calculation of mortgage assets subject to these caps includes the UPB of these assets as well as 10% of the notional value of the company's interest-only securities. The balance of the mortgage-related investments portfolio for purposes of these caps was $124.1 billion as of June 30, 2021 (which includes $10.8 billion representing 10% of the notional amount of the interest-only securities the company held at that date). With respect to the composition of Freddie Mac's mortgage-related investments portfolio, in August 2020, FHFA instructed the company to: (1) reduce the amount of agency MBS to no more than $50 billion by June 30, 2021 and no more than $20 billion by June 30, 2022, with all dollar caps to be based on UPB; and (2) reduce the UPB of its existing portfolio of collateralized mortgage obligations (CMOs), which are also sometimes referred to as REMICs, to zero by June 30, 2021. The company will have a holding period limit to sell any new CMO tranches created but not sold at issuance. CMOs do not include tranches initially retained from reperforming loans senior subordinate securitization structures. 4 The other investments portfolio is primarily used for short-term liquidity management, cash and other investments held by consolidated trusts, and other investments, which include investments in debt securities used to pledge as collateral, LIHTC partnerships, and secured lending activities. 5 Represents the company’s aggregate indebtedness for purposes of the Purchase Agreement debt cap and primarily includes the par value of Freddie Mac short-term and long-term debt used to fund its business activities. The company's debt cap under the Purchase Agreement is currently $300 billion and will decrease to $270 billion on January 1, 2023 as a result of the decrease in the mortgage assets limit under the Purchase Agreement to $225 billion on December 31, 2022 pursuant to the January 2021 Letter Agreement. 6 Information related to single-family loans in forbearance is based on information reported by servicers. Beginning in 4Q 2020, Freddie Mac required single-family servicers to report all alternatives to foreclosure to the company, which include forbearance plans on all mortgages, including those where the borrower has continued to make payments in accordance with the loan's original contractual terms and remains in current status. The forbearance data the company reported in prior periods was generally limited to loans in forbearance that were past due based on the loan's original contractual terms. For the purpose of reporting delinquency rates, the company reports single-family loans in forbearance as delinquent during the forbearance period to the extent that payments are past due based on the loan's original contractual terms, irrespective of the forbearance agreement. 7 Multifamily loans in forbearance are reported as current as long as the borrower is in compliance with the forbearance agreement, including the agreed upon repayment plan. Loans in forbearance are therefore not included in the multifamily delinquency rates if the borrower is in compliance with the forbearance agreement. 8 Includes the initial $1 billion liquidation preference of the senior preferred stock issued to Treasury in September 2008, the $71.6 billion of draws from Treasury under the Purchase Agreement, and the $18.8 billion in increases to our Net Worth Amount pursuant to the Letter Agreements. 9 Represents the estimated average rate of guarantee fees for new acquisitions during the period assuming amortization of upfront fees using the estimated life of the related loans rather than the original contractual maturity date of the related loans. Net of legislated 10 basis point guarantee fee remitted to Treasury as part of the Temporary Payroll Tax Cut Continuation Act of 2011. 10 Based on the company’s purchases of loans and issuances of mortgage-related securities. For the periods presented, a borrower may be counted more than once if the company purchased more than one loan (purchase or refinance mortgage) relating to the same borrower. 11 Consists of both home retention actions and foreclosure alternatives. 12 Categories are not mutually exclusive, and a borrower in one category may also be included in another category in the same or another period. For example, a borrower helped through a home retention action in one period may subsequently lose his or her home through a foreclosure alternative in a later period.

© Freddie Mac 15 Safe Harbor Statements Freddie Mac obligations Freddie Mac’s securities are obligations of Freddie Mac only. The securities, including any interest or return of discount on the securities, are not guaranteed by and are not debts or obligations of the United States or any federal agency or instrumentality other than Freddie Mac. No offer or solicitation of securities This presentation includes information related to, or referenced in the offering documentation for, certain Freddie Mac securities, including offering circulars and related supplements and agreements. Freddie Mac securities may not be eligible for offer or sale in certain jurisdictions or to certain persons. This information is provided for your general information only, is current only as of its specified date and does not constitute an offer to sell or a solicitation of an offer to buy securities. The information does not constitute a sufficient basis for making a decision with respect to the purchase or sale of any security. All information regarding or relating to Freddie Mac securities is qualified in its entirety by the relevant offering circular and any related supplements. Investors should review the relevant offering circular and any related supplements before making a decision with respect to the purchase or sale of any security. In addition, before purchasing any security, please consult your legal and financial advisors for information about and analysis of the security, its risks and its suitability as an investment in your particular circumstances. Forward-looking statements Freddie Mac's presentations may contain forward-looking statements, which may include statements pertaining to the conservatorship, the company’s current expectations and objectives for its Single-family and Multifamily segments, its efforts to assist the housing market, liquidity and capital management, economic and market conditions and trends, the effects of the COVID-19 pandemic and actions taken in response thereto on its business, financial condition, and liquidity, its market share, the effect of legislative and regulatory developments and new accounting guidance, credit quality of loans the company owns or guarantees, the costs and benefits of the company’s credit risk transfer transactions, and results of operations and financial condition. Forward-looking statements involve known and unknown risks and uncertainties, some of which are beyond the company’s control. Management’s expectations for the company’s future necessarily involve a number of assumptions, judgments, and estimates, and various factors, including changes in market conditions, liquidity, mortgage spreads, credit outlook, actions by the U.S. government (including FHFA, Treasury, and Congress) and state and local governments, and the impacts of legislation or regulations and new or amended accounting guidance, could cause actual results to differ materially from these expectations. These assumptions, judgments, estimates and factors are discussed in the company’s Annual Report on Form 10-K for the year ended December 31, 2020, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2021 and June 30, 2021, and Current Reports on Form 8-K, which are available on the Investor Relations page of the company’s website at www.freddiemac.com and the SEC’s website at www.sec.gov. The company undertakes no obligation to update forward-looking statements it makes to reflect events or circumstances occurring after the date of this presentation.